2019 Wells Fargo Midstream & Utilities Symposium December 11-12, 2019

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

In 2018, NuStar Completed Its Stepped Plan to Achieve the Characteristics Demanded by the MLP Sector

Strong Coverage

+

Lower Leverage

+

Simplified Structure/ Governance

+

No IDR Burden

+

Maximized Self-Funding


NuStar
Energy L.P.
NYSE: NS

- Common Unit Price(1): $28.29
- Distribution/CU/Year: $2.40
- Yield(1): 8.5%
- Market Cap(1): ~$3 billion
- Credit Ratings:
  - *Fitch: BB/Stable*
  - *Moody's: Ba2/Stable*
  - *S&P: BB-/Stable*
- Enterprise Value: ~$8 billion
- Total Assets: ~$6 billion
- Pipeline Miles: ~9,900
- Pipeline Volumes (2): 1.8MMBPD
- Storage Capacity: ~74MMB
- Storage Throughput Volumes(2): 439MBPD

1. As of December 6, 2019
2. Average daily volume for quarter ended September 30, 2019

4

We are on Target to Accomplish Our Three Core Operational Goals for 2019… 2019 Project Completion:  Selby Renewable Diesel #1- Project  Stockton Biodiesel execution  Permian (CO City)/Sunrise Connection  Midland Connection Projects  Wichita Falls/Hewitt/Sunrise  St. James/Bayou Bridge Connection  Corpus Early Service Export on 16”  Corpus Full-service Export on 30” #2- Financial  Valley Project discipline  Nuevo Laredo Early Service Project  Gray Oak/Hwy 97 Connection  Portland Biodiesel/Renewable Diesel (Dec 2019)  Nuevo Laredo Full-Service Project (on schedule Feb ’20) #3- Safe, 2019 Initial: Revised: responsible Strategic $500- $485- operations Capital 550MM 515MM Even with an ambitious capital program, this year we have had fewer recordables and a lower TRIR than in 2018 (and our 2018 safety statistics were significantly better than industry averages) 5

… And We Expect to Meet or Surpass All Our 2019 Financial Goals as Well ★ In July, we closed on the sale of the St. Eustatius operations for a healthy double-digit multiple, and we deployed those proceeds to lower our debt further and to help fund the high-return, low-multiple projects comprising our 2019 strategic capital program ★ With the sale of the St. Eustatius operations, we: ⭐Reduced our op-ex by about $30MM for the remainder of 2019 ⭐Reduced our 2019 reliability capital by about $10MM ⭐Simplified and de-risked our business overall ⭐Improved both our forecasted 2019 debt-to-EBITDA and our DCF coverage Previous Guidance Current Guidance 2019 DCF COVERAGE 1.2-1.3X 1.3-1.4X 2019 Debt-to-EBITDA ~4.3X ~4.0X 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 6

NuStar’s Third Quarter 2019 Results Demonstrated Our Consistent Progress and Solid Growth in 2019 Q3 Q3 2018 2019 Pipeline EBITDA DCF (Continuing (Continuing Q3’18 Throughputs Operations) Operations) Q3’19 Debt-to- Debt-to- EBITDA EBITDA 4.52X2 3.96X2 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 2 - Based on a rolling four quarters 7

We Expect to Turn in a Strong 2019, and Even Stronger 2020 2019 2020 EBITDA from $625-675MM $715-765MM Continuing Operations ~14% DCF Coverage 1.3-1.4X 1.4-1.6X ~11% Strategic Capital $485-515MM $300-350MM ~35% 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 8

In 2020, We Plan a Smaller Capital Program That Will Continue to Focus on Our Key Opportunities

NuStar

- ★ With our 2019 project program complete, we plan to spend about 35% less in 2020, as our planned strategic capex returns to our historic range
- ★ In 2020, we intend to continue to execute low-multiple projects to enhance our existing footprint in the same key areas of opportunity we invested in this year

Total Estimated 2019 Strategic Spending:

$

485-515MM



Canada
Mexico
WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
AL
MI
IN
OH
KY
TN
GA
PA
WV
VA
NC
SC
NY
ME
NH
MA
CT
NJ
DE
MD

Total Estimated 2020 Strategic Spending:

$

300-350MM

West Coast Bio-Fuels
~$15MM in 2019

Permian Crude System
~$160MM in 2019

N. Mexico Products Supply
~$145MM in 2019

Gulf Coast Exports:
- Corpus Christi (*~$105MM in 2019)*
- St. James (*~$2MM in 2019)*

9

Permian Crude System

The U.S. is Now the Global Leader in Crude Production, Thanks in Large Part to the Permian Basin’s Tremendous Growth Permian (shale + conv) U.S. Crude Production ★ U.S. total crude Annual Average-2014 - 2024 Rest of Major Shale production is expected to Rest of U.S. grow to 13.4 MMBPD by 16.0 Federal GOM the end of this year, and Total U.S. Production continues to exceed 14.0 Total Major U.S. Shale Saudi Arabia and Russia 12.0 ★ The United States is expected to become a 10.0 sustainable net exporter 4.1 8.0 4.1 4.0 by 4Q next year 4.0 MMBPD 4.0 ★ U.S. production growth is 6.0 4.0 3.9 expected to continue to 3.3 be driven by shale 4.0 3.9 3.3 3.5 6.1 6.4 production growth 2.7 5.0 5.4 5.8 2.0 1.9 4.4 1.2 3.5 through 2024, which, in 0.6 0.6 0.8 1.9 2.0 2.5 0.9 0.9 0.9 1.0 1.2 1.4 1.6 turn, is predominantly 0.0 from the Permian 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Source: EIA, ESAI 11

The Permian is Expected to Continue to Drive the Lion’s Share of U.S. Shale Production Growth, Across Price Scenarios ★ Even with widely publicized concerns MMBPD Projected Permian Production regarding E&P capital spending cuts, the 7 (Annual Average) 6 5.4 5.8 Permian Basin’s production growth is still 5.0 expected: 5 4.4 4 ⭐ To exit 2019 at 4.8MMbpd, over 50% of 3 the nation’s total shale output 2 ⭐ To exit 2023 at 5.8MMbpd 1 ★ Even well below the predicted $50-60 0 range, the Permian would be expected to 2019 2020 2021 2022 grow 2019-2020 Pricing Forecasts MMBPD Permian Oil Production $65.00 7 (2014-2022) WTI @ 70 6 $60.00 WTI @ 40 5 $55.00 4 $50.00 3 Q4 Q1 Q2 Q3 Q4 2 2020 EIA ESAI 1 JP Morgan Bloomberg Consensus Wells Fargo 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sources: Bloomberg (11/4/2019), EIA (10/8/2019), ESAI (10/31/2019), JP Morgan (11/7/2019), Wells Fargo (11/8/2019); Rystad 12 Energy (October 2019) CONFIDENTIAL

Despite Declining Rig Counts, Permian Production Growth Remains Robust, Thanks to Improved Rig Efficiency and Well Performance # of rigs % growth ★ Permian rig counts are down 700 U.S./Permian 7% Rig Count and Well Count Growth Permian 14.5% YoY, less than the rest of 600 6% the U.S., which is down over 500 5% Rest of US Rigs 20% YoY 400 4% 300 3% ⭐The number of active wells Well Growth in the Permian grew 6.3% 200 2% Rest of US (Rt 100 1% Axis) from August 2018 to July Well Growth 2019, whereas growth in the 0 0% Permian (Rt Axis) rest of the U.S. was 4%, Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 during the same period ★ While total costs of Midland 900 Midland Basin Well Efficiency 8 Basin wells have risen since 800 7 700 2016, well productivity has also 6 600 5 continued to increase 500 4 BPD 400 $MM ⭐30-day IP averages in 300 3 Midland Basin wells have 200 2 increased 27% since 2016 100 1 0 0 and 122% since 2014 Avg Midland Basin Well Cost (Rt Axis) Avg 30 Day Oil IP Sources: Baker Hughes, Rystad Energy 13

Our System Continues to Outpace the Permian Basin and Prove Itself “Core of the Core” ★ Our system’s volumes are up 253% NuStar’s Permian Crude System Performance 395 450 since acquisition, compared to 103% $35 for Permian Basin (by Quarter) 370 400 $30 349 ★ While the rig count for Permian Basin 314 327 350 as a whole has dropped by 19% since $25 266 300 November 2018, the number of active $20 211 250 rigs on our system are up 12% for the 187 $35 200 same period $15 159 $31 139 $27 $27 $23 150 NS System Throughput Growth is $10 $19 Outpacing the Permian Basin 100 253% $14 $5 $12 $12 240% $7 50 210% $0 0 180% 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 150% EBITDA ($MM) System Receipts (MBPD) 120% 103% 90% 60% ★ We averaged 441MBPD in November 30% ★ We received nominations for 451MBPD for December CumulativeMonthly Growth (%) 0% ★ We continue to expect to achieve throughput of around 450MBPD by year-end 2019 and over 550MBPD by year- NS Growth Permian Growth end 2020 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 14

The Diversity of Our Customer Slate in the Permian Supports Continued Growth Across Cycles Permian Crude System ★ Our producers and by Producer Type shippers include November 2019 majors, independent % Average Daily Volume refiners and the most prolific E&Ps, both private and public, in Total 41% the basin 56% 44% ★ The quality and 15% diversity of our customer base helps insulate our system’s growth and continued development Major Private Other Public 15

We Plan to Continue to Expand and Connect Our Permian Crude System, in Step With Our Customers

	May 2017	Current	Projected 2021
System Capacity	220,000	560,000	700,000
Receipt Points	122	275	~350
Pipeline Miles	~600	~880	TBD
Storage (bbls)	900M	1.1MM	1.8MM

Dedicated Acres	500,000
AMI	5,000,000



Scurry
PAA SUNRISE II
NS COLORADO CITY TERMINAL
PAA BASIN
BRIDGETEX,
SUNOCO Permian
Express & WTG
TRUCK
LOADING
NS BIG SPRING
TERMINAL
BINKS TRUCK STATION
DELEK BIG SPRING
REFINERY
Mitchell
BIG SPRING TERMINAL
Howard
drews
Martin
CROSSROADS TRUCK STATION
CENTURION
PIPELINE
CENTURION SCR
STATION
Enterprise
MIDLAND
SUNPET
PAA and GRAY OAK
(TBD)
NS STANTON
TERMINAL (1Q20)
Third-party Connections
NuStar Truck Unloading Facilities
NuStar Terminals
Glasscock
GLASSCOCK TRUCK STATION
Midland
CO
KS
MO
OK
AR
NM
TX
LA
Coke
PEGASUS
TRUCK STATION
MIDKIFF
SUNOCO MIDKIFF
Upton
Reagan
Tom Green

16

Gulf Coast Exports: ContinuedCorpus Christi Improvement: & St. James Our 2019 Plan

U.S. Crude Exports are Expected to Ramp Dramatically as Permian Production Exceeds U.S. Refiners’ Demands 2.2MMbpd U.S. Export Growth New capacity from Permian 2019 - 2024 long-haul projects in-service late 2019 and early 2020 Exports from U.S. Exports from U.S. and Canada to to Europe Asia increase 1.7MMbpd or 66% increase 1.5MMbpd Growth in U.S. exports between 450Mbpd 2019 and 2024 4Q 2020 United States expected to become a sustainable net exporter Midstream Solutions MMBPD Ensuring that exports and related infrastructure keeps pace with that expected growth represents the next large-scale logistics dislocation requiring midstream solutions Sources: ESAI, RBN Energy CONFIDENTIAL 18

By Mid-2020, the Port of Corpus Christi is Expected to Become the Largest U.S. Crude Export Hub ★ Regional refiners’ consumption has MMBPD U.S. Gulf Coast Oil Exports by Hub topped out, which means that a 7 significant proportion of the volumes to be transported on the additional 6.2 5.9 5.8 5.9 6 Corpus Christi exports are 2.1MMbpd of new long-haul pipeline 5.5 5.5 6.1 expected to grow from 5.3 5.9 capacity from the Permian to the 0.5MMbpd to 5.1 5.6 Corpus area coming in-service during 5 2.0MMbpd by YE 2020 4.7 5.2 2H 2019 will be moved out over 4.1 Corpus dock facilities 4.0 4 3.7 ★ Corpus Christi, historically a regional 4.0 2.9 refinery and domestic marine delivery 3 2.7 hub, will evolve into a major crude oil 2.5 2.9 export hub 1.9 2.0 2 ⭐In 2018, Corpus Christi represented 1.5 21% of the total 712MMbbls Gulf Coast exports 1 ⭐By year-end 2023, exports from Corpus are projected to grow to 2.6MMbpd of 0 the Gulf Coast’s total 6.3MMbpd Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- 2018 2018 2019 2019 2020 2020 2021 2021 2022 2022 2023 2023 Corpus Christi Houston Nederland Louisiana Source: EIA, Rystad Energy (October 2019), IEA 19

We Have Expanded on Our Existing Assets in South Texas to Export Permian Barrels for Trafigura From Our Corpus Christi Facility ★ We have completed our project for Trafigura to connect our existing South Texas Crude System with PAA’s Cactus II to transport Permian barrels to our Corpus Christi North Beach facility for export: ⭐ In August, we began transporting WTI via our South Texas system 16” existing pipeline from a connection to PAA’s Cactus II pipeline to our Corpus Christi North Beach Terminal ⭐ In early September, we completed construction on a new 30” pipeline from a connection in Taft, TX to our Corpus Christi North Beach Terminal and continue to build 600Mbbls of storage at Corpus Christi, which will bring our Q4 capacity at the facility to 3.9MMbbls ★ Taft, TX will be the point of convergence for all three new pipelines and offers shipper optionality to deliver to either side of the ship channel (Ingleside or Corpus Christi) ⭐ We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments 20

NuStar's Corpus Christi North Beach Terminal is Now Exporting Permian Long-haul Barrels

NuStar



Joe Fulton Int'l Trade Corridor
400 Series
1.7MMbbl
+0.4MMbbl Remaining Footprint
200 Series
0.6MMbbl
+0.6MMbbl Under Construction
100 Series
1.0MMbbl
Coastal Ave
Breakwater Ave
Avenue F
E Surfside Blvd
Pearl St
Dock 15
(Light-loaded Suez)
Dock 16
(Pana)
Dock 2
Inland Barge
Dock 1
(Light-loaded Suez)

In-bound Capacity → **Storage Capacity** → **Out-bound Capacity**

In-bound Capacity

Current total: 1.2MMbpd
- South Texas Crude System 16" Pipeline- 240Mbpd
- Taft 30"- 720Mbpd and expandable
- Harvest 16" Pipeline - 240Mbpd

Storage Capacity

Current total: 3.3MMbbl
- *Plus* (under construction)- 0.6MMbbl
- *Potential* 0.4MMbbl

Out-bound Capacity

Current total: 1.1MMbpd
- Ship docks- 750Mbpd to 1.0MMbpd
- Refinery pipeline- 100Mbpd
- Anticipated throughputs after project completion- 600Mbpd to 700Mbpd

★ Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline and our new 30" pipeline from Taft, as well as from third-party pipeline connections

☆ Average throughputs are more than twice the 2018 average



MBPD
600
400
200
0
239
296
591
2018 Avg
July 2019
October 2019

21

Our Connection Facility Establishes Our Footprint in Taft, Texas, the Emerging South Texas Crude Oil Hub ★ The Permian long-haul 2.1MMbpd Taft pipeline projects were from the developed to maximize Permian ~15 miles to Ingleside shippers’ destination Harbor Island optionality, and Taft, Texas ~6+ miles to Inner Harbor offers both geographic Ingleside flexibility and less expensive real estate ⭐Taft’s location offers a Corpus Christi jumping off point for connections on either side of the Corpus Christi Ship Channel (Ingleside or the Inner Harbor) ★ As the point of convergence for all three of the Permian-to-Corpus Christi long-haul pipelines and with developing access to multiple marine and refinery outlets, Taft is poised to become the major crude oil market hub in South Texas ★ Our connection to Cactus II in Taft not only enables our services for Trafigura; it also positions NuStar to build on our early entry into this developing hub ★ We believe there will be ample volumes to support an expansion of our initial Taft footprint 22

St. James, Formerly the Heart of U.S. Crude Import Infrastructure, has Evolved as North American Shale Production is Reversing Crude Flows to Favor Regional Supply and Export ★ Pre-shale play revolution, St. James, LA became the heart of a vast web of pipelines dedicated to supplying imported crude oil to refineries in the region and inland, across the mid-continent ★ As rapid growth in U.S. shale production has allowed refiners to replace much of crude imports with domestic crude, imports to U.S. refiners through St. James have decreased dramatically MBPD Gulf Coast Refinery Crude Inputs 10,000 ★ At the same time, North American 8,000 shale production continues to grow, Domestic Production 6,000 and St. James continues to play a 4,000 central role in crude distribution and 2,000 storage for the region and the world Imported Crude - 1985 1990 1995 2000 2005 2010 2015 Source: RBN, EIA CONFIDENTIAL 23

Our St. James Terminal is a World-class Facility That We Continue to Connect and Equip for the Next Opportunities as the Hub Evolves

- St. James is evolving into a hub for regional crude distribution and storage and for U.S. *exports*
  - U.S. refiners will continue to require heavy sour crude to balance their slate, which will be imported either by pipeline from Canada or over the water from other sources
  - As production in the Permian, Bakken and Western Canada grow to exceed North American refiners' needs, those barrels will be exported



In-bound Capacity
Storage Capacity
Out-bound Capacity
Bayou Bridge 24"
Zydeco 18" LOCAP 48"
Crimson 16"
Ship Shoal 20"
Pipelines- 3.5MMbpd
Unit Trains- 180Mbpd
Trucks-20Mbpd
Marine Imports
9.9MM bbls (expandable +5MMbbls)
Pipelines- 1.4MMbpd
Marine Exports
Marathon 30"
ExxonMobil 16" & 24"
Shell Norco (via LOCAP 30" /Maurepas 24")

- We are developing projects to ensure that, as in-bound pipeline volumes grow, we have the connectivity and capability those barrels require for handling storage and export
- NuStar's St. James facility has the capacity and connectivity to handle the changing crude flows in the region with access to crude supply from Gulf of Mexico, Eagle Ford, Permian and other domestic shale plays

24

Our St. James Facility is Benefiting From Price Dislocations in the Near-Term and Positioned to Participate in Export Growth in the Future ★ A major dislocation between WCS production and the Gulf Coast from a lack of long-haul capacity from the North has continued to drive wide differentials that support unit train economics this year ⭐We recently contracted higher MVCs for 30MBPD through April 2022 (up- sized from 20MBPD) ⭐Dislocations may continue into 2021, due to the delay of Enbridge Line 3 replacement until 2H20 ★ We are ensuring our facility is connected to the long-haul pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ⭐As soon as 1H21, Capline’s New Pipelines Debottleneck the Broader System reversal is likely to bring large volumes of WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ⭐Bayou Bridge began bringing WTI light barrels to St. James in late March, and the line may also bring Bakken and Canadian barrels either for export or local use 25

Northern Mexico Refined Products Supply

Mexico’s Refined Product Demand is Expected to Continue to Exceed Its Infrastructure’s Capacity ★ Mexico refineries currently operate around 35% of nameplate capacity due to weak returns and historical under- investment ⭐ In 2019, utilization has fluctuated between 30% and 55% of capacity and is projected to stabilize at 40% of capacity in 2020 Mexico Combined Gasoline and Diesel Balance ★ With limited domestic supply, MBPD gasoline and diesel imports have 1,400 1,100 made up 60%-80% of Mexico’s 1183 976 1147 1157 1162 1114 1132 1078 1056 1046 consumption in recent years 800 1024 1002 ⭐ In 2019, gasoline and diesel 500 imports continue to make up 200 approximately 68% of -100 Mexico’s consumption 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Oct 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 Production Import Export/Other Sales Source: RBN Energy (1/15/2019), Petroleos Mexicanos (PEMEX) 27

We Have Completed Two Projects in 2019, and Will Bring Another Into Service in Early 2020, to Help Remedy This Supply Imbalance ★ In 3Q 2019, we completed service on two projects we developed to address the supply imbalance in Northern Mexico:  Nuevo Laredo Early ⭐Nuevo Laredo Project for Valero Service Project ➢ Early ULSD service completed in September 2019 ➢ Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion on track to be completed by February 2020 ➢ ~28Mbpd new capacity with take-or-pay volumes on seven-year contract term ⭐Valley Pipeline Expansion for major customers ➢ Receiving facility in Matamoros is expected to be in service early next year  Valley ➢ NuStar’s project completed in September Refined 2019 Products Supply ➢ 45Mbpd new capacity with seven-year Project contract term ➢ Recent open season was fully subscribed 28

West Coast Bio-Fuels

Aggressive Carbon Emissions Reduction Goals in the West Coast Region Continue to Generate Growing Demand and Market Dislocations That Require Midstream Solutions ★ Regulatory priorities on the West Coast are dramatically International increasing demand for bio-fuels in the region Tacoma Exports ★ At the same time, obtaining permits for greenfield Vancouver projects in the region is difficult, which increases the value of existing assets Portland ★ Our terminal facilities have the access to facilities Singapore Midwest necessary to receive bio-fuels from outside the region Supply Supply and to provide a base for distribution of bio-fuel products across the West Coast Stockton Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives Selby NV and AZ 250 1020 Exports 1000 200 BPD Pittsburg BPD 980 150 960 Gulf 940 housand 100 Coast 920 900 50 Wilmington Supply 880 Volume, T Volume, 0 860 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Diesel Gasoline Volume, Thousand Volume, Gasoline Fossil Diesel Biomass-Based + Renewable Diesel CaRFG Source: IHS Markit © 2018 IHS Markit 30

NuStar is Partnering With Key Customers to Develop Necessary Bio-Fuels Storage at Several of Our West Coast Facilities ★ We have developed and completed a number NS West Coast Terminals' Bio-fuel Growth of bio-fuels projects with our customers on the 2017-2019 West Coast that have allowed NuStar to 2017 capture market share and build important 1,400 1,270 customer relationships with key global 2018 producers 1,200 1,139 Complete YTD Nov 1,000 Convert 36,000 Bbls to biodiesel 2019 Portland 883 Convert 57,000 Bbls to renewable diesel 800 Selby Construct truck-loading for renewable diesel 582 Convert 30,000 Bbls to biodiesel 600 497 Convert 63,000 Bbls to renewable diesel and BPY Thousand 428 4Q ‘20 408 Stockton construct 10 rail spots 400 Convert 151,000 Bbls to renewable diesel 4Q ‘20 200 147 136 Connect to railcar ethanol offload facility 4Q ‘20 102 Convert 160,000 Bbls to renewable diesel 0 Wilmington Reconfigure dock for enhanced marine 1Q ‘22 Portland Selby Stockton Wilmington capability 31

HSE Excellence is NuStar’s #1 Priority 32

Safe, Responsible and Efficient Operations are NuStar’s #1 Priority… ★ Our safety statistics reflect our commitment to safe, responsible operations ⭐In 2018, as in years past, our safety statistics were substantially better than our peers ✓ 23 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ✓ 8 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ⭐ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ⭐Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ⭐80% of our U.S. terminals are VPP-certified 33

… And, in 2020, We Will Continue to Take Care of Our Employees and Our Communities Across North America ★ NuStar has been recognized for its strong corporate culture with numerous awards ★ NuStar employees contributed 90,000 volunteer hours in 2018 alone ⭐NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ⭐NuStar’s total 2018 contribution was $3 million ★ Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ⭐The tournament has generated an aggregate of over $42 million for Haven for Hope 34

APPENDIX 35

Debt Maturity Schedule ★ We have applied ~$500MM proceeds from recent dispositions to our revolver balance, which has allowed us to reduce leverage and redeploy capital to invest in low-multiple projects Receivables Financing $1,000 Debt Maturities Sub Notes $802 (As of 9/30/2019) GO Zone Financing ($MM) $750 $57 Senior Unsecured Notes Revolver $300 $500 $250 $500 $550 $450 $445 $365 $403 $250 $0 2020 2021 2022 2026 2027 2038-2041 2043 ★ In May, we issued $500MM 6.0% senior unsecured notes that mature in June 2026 – we used a portion of the proceeds to refinance $350MM 7.65% senior unsecured notes that matured in April 2018 ★ In September, we extended our revolver maturity date by one year to October 2021 36

Capital Structure as of September 30, 2019 ($ in Millions) $1.2B Credit Facility $445 Series D Preferred Units $577 NuStar Logistics Notes (4.80%) 450 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.75%) 250 Common Equity and AOCI 1,014 1 NuStar Logistics Notes (5.625%) 550 Total Equity 2,347 NuStar Logistics Notes (6.00%) 500 Total Capitalization $5,714 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 57 Finance Lease Liability 59 Short-term Debt & Other (12) Total Debt $3,367 ★ As of September 30, 2019: ⭐Credit facility availability ~$750MM ⭐Debt-to-EBITDA ratio2 3.96x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 37

Reconciliation of Non-GAAP Financial Information 38

Reconciliation of Non-GAAP Financial Information (continued) 39

Reconciliation of Non-GAAP Financial Information (continued) 40

Reconciliation of Non-GAAP Financial Information (continued) 41

Reconciliation of Non-GAAP Financial Information (continued) 42